Exhibit 10.5

EXECUTION VERSION

AMENDMENT No. 1 TO

GUARANTY

February 16, 2017

This Amendment No. 1 (this “Amendment”) to the Guaranty (defined below), is entered into on February 16, 2017, by and between PNMAC GMSR ISSUER TRUST (“Buyer”) and Private National Mortgage Acceptance Company, LLC (“Guarantor”), and consented to by Credit Suisse First Boston Mortgage Capital LLC, as administrative agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Guaranty.

W I T N E S S E T H:

WHEREAS, Guarantor has entered into that certain Guaranty, dated as of December 19, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), in favor of Buyer;

WHEREAS, pursuant to Section 13 of the Guaranty, the Guaranty may be amended, supplemented or otherwise modified by a written instrument executed by Guarantor and Buyer;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, Buyer and Guarantor have agreed, subject to the terms of this Amendment, that the Guaranty be amended to reflect certain agreed upon revisions thereto set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Guarantor agree as follows:

SECTION 1.    Amendments to the Guaranty.  The Guaranty is hereby amended as follows:

(a)       Section 6(b) of the Guaranty is amended by adding the following subclause (iv) thereto:

“(iv)  Guarantor is not an “investment company”, or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended from time to time;”

(b)       Section 6 of the Guaranty is amended by adding the following clause (c) thereto:

“(c)  Guarantor hereby covenants that it shall not merge, consolidate, amalgamate, liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided that Guarantor may merge or consolidate with (a) any wholly owned subsidiary of Guarantor, or (b)

any other Person if Guarantor is the surviving entity; and provided further, that if after giving effect thereto, no Default would exist hereunder.”

(c)       Section 19 is hereby added to the Guaranty as follows:

“19.    Each of the following events or circumstances shall constitute an “Event of Default” under this Guaranty:

(i)         For any reason, this Guaranty at any time shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or Guarantor or any Affiliate of Guarantor shall seek to disaffirm, terminate, limit or reduce its obligations hereunder.

(ii)        A material breach by Guarantor of the representation or warranty in Section 6(b)(iv) hereof, if not cured within thirty (30) days following the occurrence of such breach, or breach of the covenant in Section 6(c) hereof.”

SECTION 3.    Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of PennyMac Loan Services, LLC (“Seller”) to Buyer under that certain Repurchase Agreement, dated as of December 19, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Buyer, Seller and Guarantor, and the related Program Agreements, as amended hereby.

SECTION 4.    Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto.

SECTION 5.    No Default; Representations and Warranties.  To induce Buyer to provide the amendments set forth herein, Guarantor hereby represents, warrants and covenants that:

(a) no Event of Default under the Repurchase Agreement has occurred and is continuing on the date hereof; and

(b) Guarantor’s representations and warranties contained in the Repurchase Agreement are true and correct in all material respects and such representations and warranties are remade as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case, they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 6.    Consent.  The Administrative Agent hereby consents to this Amendment.

SECTION 7.   Single Agreement.  Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Guaranty remain in full force and effect and are hereby reaffirmed.

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SECTION 8.    Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.  GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.    Counterparts.  This Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11.    Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB d/b/a Christiana Trust (“Christiana”), not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by Christiana but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Christiana, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Christiana has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall Christiana be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[Signatures appear on the following page]

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IN WITNESS WHEREOF, Buyer and Guarantor have caused their names to be signed to this Amendment by their respective officers thereunto duly authorized as to the date first above written.

PNMAC GMSR ISSUER TRUST, as Buyer

By: PennyMac Loan Services, LLC, as
Administrator

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

[Signature page to Amendment No. 1 to Guaranty]

PRIVATE NATIONAL MORTGAGE
ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

[Signature page to Amendment No. 1 to Guaranty]

CONSENTED AND AGREED TO BY:

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC, as
Administrative Agent

By:	/s/ Dominic Obaditch
	Name:	Dominic Obaditch
	Title:	Vice President

[Signature page to Amendment No. 1 to Guaranty]